                                                                 Exhibit 10.8.3
                            ANNUNCIO SOFTWARE, INC.
                           -------------------------

                        SOFTWARE OUTSOURCING AGREEMENT
                        ------------------------------

     This Software Outsourcing Agreement (this "Agreement") is entered into as
                                                ---------
of the 30th day of November, 1999 (the "Agreement Effective Date") by and
                                        ------------------------
between Annuncio Software, Inc., a California corporation with an office at 2440 W El Camino Real, Suite 300 Mountain View, CA 94040 ("Annuncio"), and eBay Inc., a Delaware corporation having an office at 2125 Hamilton Ave., San Jose, California 95125 ("Customer").
                   ---------

                                   RECITALS

     WHEREAS, Annuncio has developed certain Internet marketing automation software known as Annuncio Live TM; and

     WHEREAS, Customer wishes to contract with Annuncio to obtain the services described in the various Statements of Work ("SOW") in order to automate its Internet and integrated marketing campaigns.

IN CONSIDERATION OF THE MUTUAL PROMISES CONTAINED HEREIN, THE PARTIES HERETO HEREBY AGREE AS FOLLOWS:

1.   DEFINITIONS:

1.1  "Annuncio Servers" means the computer hardware servers controlled by
      --------------
Annuncio.

1.2  "Materials" means Customer's advertising and marketing information stored
      ---------
and organized by Annuncio's Software.

1.3  "Outsourcing Services" means those software outsourcing and/or hosting
      --------------------
services provided by Annuncio pursuant to the terms of Schedule A-1 attached hereto

1.4  "Software" means Annuncio's proprietary software in object code form and
      --------
any updates or upgrades thereto provided by Annuncio hereunder.

1.5  "User Data" shall mean the Customer registered users that Customer will
      ---------
provide to Annuncio under this Agreement from time to time. The User Data shall be comprised of the Customer UserID and email address.

2.   AGREEMENT.

2.1  Structure. The Agreement consists of the Agreement and the following
     ---------
Schedules, which are incorporated herein in their entirety:

               Schedule A-1: Initial Statement of Work
               Schedule B:     Online Conduct Policies.

The parties hereby agree that the previous Software License and Services Agreement between the parties, executed on September 16, 1999, is terminated in its entirety upon the Agreement Effective Date.

2.2  Scope of Engagement. Annuncio will provide Customer with access to the
     -------------------
Annuncio Servers, through which Customer may, using Annuncio's Software pursuant to the limited license granted herein, organize and store Customer's advertising and marketing Materials.

3.   TERM AND RENEWAL OF TERMS.

3.1 This Agreement is for a two (2) year term, beginning on the Agreement Effective Date.

3.2 This Agreement shall renew automatically for additional twelve (12) month terms, unless either party notifies the other with thirty (30) days notice to terminate the Agreement, before the end of the applicable term.

4.   LIMITED SOFTWARE LICENSE.

4.1  License. Subject to the terms and conditions of this Agreement, Annuncio
     -------
grants Customer a nonperpetual, nonexclusive, nontransferable, license to install the client version of the Software and use or permit use of the Software solely as follows: (i) as hosted by Annuncio hereunder, and (ii) for purposes of defining, executing, and analyzing Internet marketing campaigns, and transferring and storing customer data used in such marketing campaigns. Customer may make a reasonable number of copies of the client version


[*]=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

of the Software solely for backup purposes. The license granted hereunder is subject to the "Marketing Transactions" and server limits set forth in Schedule A-1.

4.2  Restrictions. Customer shall not: (i) disassemble, reverse engineer,
     ------------
decompile, or otherwise attempt to derive source code from the Software, modify, adapt, create derivative works based upon, or translate the Software; (ii) install the server version of the Software on any of its computer systems, servers, or networks; (iii) sublicense, transfer, lease, loan, resell for profit, distribute or otherwise grant any rights in the Software in any form to any other party, including commercial time-sharing, rental, or service bureau use; or (iv) copy the Software except as permitted by Section 4.1.

4.3  Ownership. This license is not a sale and does not convey any rights of
     ---------
ownership in or to the Software. Annuncio retains all right, title, and interest in the Software (including any updates, upgrades or modifications thereof) and reserves all rights not explicitly granted. Customer retains all right, title, and interest in the Materials.

5.   SERVICES.

5.1  Services. Annuncio will provide those Outsourcing Services set forth in
     --------
Schedule A-1. In addition, as Customer and Annuncio may agree from time to time during the Term, Annuncio will provide the consulting and/or advisory services described in each separate Schedule A attached hereto (each, a "STATEMENT OF WORK" or "SOW") at the price set forth therein. Each Schedule A hereto shall be sequentially numbered (i.e. Exhibit(s) A-1, A-2, etc.) and shall not be binding until it has been signed by both of the parties

5.2  Ownership. All right, title and interest in and to any enhancements,
     ---------
modifications or updates to the Software developed by Annuncio and furnished to Customer hereunder or developed by Customer shall be and remain with Annuncio. Customer shall treat all enhancements, modifications and updates, whether developed by

ANNUNCIO SOFTWARE, INC.               PAGE 1                     CONFIDENTIAL

Annuncio or Customer, in accordance with the restrictions and limitations set forth in the this Agreement.

5.3  User Data Ownership. Customer shall own the User Data and does not in any
     -------------------
way assign, transfer, or convey title of the user list to Annuncio. Annuncio acknowledges and agrees that the user list and all right, title and interest, is and shall remain the exclusive property of Customer, and except as expressly described in section 13 of this Agreement, Annuncio shall have no rights to copy, use, reproduce, display, perform, modify or transfer the user list and any derivative works thereof. Annuncio acknowledges and agrees that Annuncio shall not use the User Data for any other use other than described herein or requested by Customer and shall not permit any facilitator to use the User Data for any other use than otherwise described herein or requested by Customer, without the prior written approval of Customer and that any unlicensed use of such user list may constitute irreparable harm to Customer.

6.   CONFIDENTIAL INFORMATION.

6.1  Definition. Confidential Information means any information disclosed by
     ----------
either party ("Disclosing Party") to the other party ("Receiving Part"), either directly or indirectly, in writing, orally, electronically, visually, or by inspection of tangible objects (including without limitation documents, prototypes, samples, plant and equipment), which is designated as "Confidential," "Proprietary" or some similar designation or should be reasonably understood to be confidential or proprietary. Confidential Information includes, without limitation, all information relating to the source code of any Annuncio Software, the operation of the Software, the Documentation, or the terms and conditions of this Agreement to be Confidential Information. Customer's User Data and information concerning marketing and advertising services, all site and business development plans, and specific events and features planned for or by Customer are deemed confidential information. Confidential information also includes, but is not limited to, trade secrets, computer programs, software, documentation, formulas, data, inventions, techniques, marketing plans, strategies, forecasts, customer lists, employee information, financial information, confidential information concerning either party's business or organization, as either party has conducted it or as either party may conduct it in the future, information concerning any of either party's past, current or possible future products or methods, including information about either party's research, development, engineering, purchasing, manufacturing, accounting, marketing, selling, leasing and/or software (including third party software).

6.2  Definition Exclusion. Confidential Information shall exclude information
     --------------------
that: (a) was independently developed by the Receiving Party without any use of the Disclosing Party's Confidential Information or by the Receiving Party's employees or other agents (or independent contractors hired by the Receiving Party) who have not been exposed to the Disclosing Party's Confidential Information; (b) becomes known to the Receiving Party, without restriction, from a source other than the Disclosing Party without breach of this Agreement and that had a right to disclose it; (c) was in the public domain at the time it was disclosed or becomes in the public domain through no act or omission of the Receiving Party; or (d) was rightfully known to the Receiving Party, without restriction, at the time of disclosure. These Exclusion shall not apply to the Confidential Information contained in the User Data.

6.3  Non-use and Non-disclosure. Each party agrees not to use any Confidential
     --------------------------
Information of the other party for any purpose except to perform its obligations or exercise its rights under this Agreement. Each party agrees not to disclose any Confidential Information of the other party to third parties or to such party's employees, except to those employees of the receiving party who are required to have the information in order to perform such party's obligations under this Agreement. Neither party shall reverse engineer, disassemble or decompile any prototypes, software or other tangible objects which embody the other party's Confidential Information and which are provided to the party hereunder. Each party agrees that it shall take commercially reasonable measures to protect the secrecy of and avoid disclosure and unauthorized use of the Confidential Information of the other party. Without limiting the foregoing, each party shall take at least those measures that it takes to protect its own most highly confidential information and shall ensure that its employees who have access to Confidential Information of the other party have signed a non-use and non-disclosure agreement in content similar to the provisions hereof, prior to any disclosure of Confidential Information to such employees. Each party shall reproduce the other party's proprietary rights notices on any such approved copies, in the same manner in which such notices were set forth in or on the original.

6.4  Compelled Disclosure. If a Receiving Party is, or believes that it will be,
     --------------------
compelled by a court or other authority to disclose Confidential Information of the Disclosing Party, it shall give the Disclosing Party prompt notice so that the Disclosing

Party may take steps to oppose such disclosure.

6.5  User Data Confidentiality. Annuncio agrees that it shall take commercially
     -------------------------
reasonable steps to protect the confidential information of Customer, using methods at least substantially equivalent to the steps it takes to protect its own proprietary information, but not less than a commercially reasonable standard, during the term of this Agreement and for a period of three (3) years following the expiration or termination of this Agreement. Annuncio shall prevent the duplication or disclosure of confidential information, other than by or to its employees who must have access to the confidential information to perform such party's obligations, provided that Annuncio shall make sure that such employees are aware of the restrictions of this section 6. Annuncio agrees that the User Data received from Customer and all lists created or derived from such User Data (whether licensed or not) shall be treated and maintained as confidential information under this section 6.

7.   PAYMENT OBLIGATIONS.

7.1  Payment. For the Outsourcing Services provided hereunder, Annuncio will
     -------
invoice Customer as specifically set forth in Schedule A-1 on a monthly basis. For any additional consulting or advisory services provided pursuant to a separate Schedule, Customer shall pay Annuncio for performing the additional services as shown in the applicable Schedule. All fees are due and payable to Annuncio within 30 days after the receipt of an Annuncio invoice. Fees not paid when due will, after notice to Customer, accrue late charges at a rate of 1.5 % per month, or the maximum rate allowed under law, whichever is lower, from the due date until the date paid. All fees quoted and payments made hereunder are in U.S. Dollars.

7.2  Taxes. Customer shall be responsible for all sales taxes, use taxes and any
     -----
other similar taxes and charges of any kind imposed by any federal, state or local governmental entity on the transactions contemplated by this Agreement, excluding only U.S., state, local and foreign taxes based solely upon Annuncio's income. When Annuncio has the legal obligation to pay or collect such taxes, the appropriate amount shall be invoiced to and paid by Customer unless Customer provides Annuncio with a valid tax exemption certificate authorized by the appropriate taxing authority.

ANNUNCIO SOFTWARE, INC.               PAGE 2                  CONFIDENTIAL

7.3  Expenses. Customer will reimburse Annuncio for all reasonable and necessary
     --------
travel and other related expenses incurred by Annuncio in the performance of those Outsourcing Services or other consulting and/or advisory services at locations other than Annuncio facilities, subject to Customer's receipt of an invoice and supporting documentation.

8.   INDEMNITY.

8.1  Materials. Except for unapproved changes to Customer's Materials by
     ---------         -------------------------
Annuncio. Customer is solely responsible for the content of the Materials (as defined in Section 1.3). For any and all Materials, Customer shall obtain any and all licenses to, and releases of intellectual or proprietary rights subsisting in such Materials before delivery to Annuncio or placement within the Service. If Customer is made aware of Materials that Customer reasonably deems to be in violation of law, then Customer shall remove such Materials. If there is any damage or loss of any Materials, however caused, then Customer's sole and exclusive remedy, and Annuncio's sole and exclusive liability for such damage or loss is for Annuncio to use all commercially reasonable efforts to provide to Customer the version of the Materials from Annuncio's most recent regularly scheduled backup. Customer shall, at its expense, defend and hold Annuncio, its parent and subsidiary companies and its directors, officers and employees harmless from any and all damages, liabilities, costs and expenses (including reasonable attorneys' fees) incurred by Annuncio arising out of or relating to any third party claim, suit or proceeding alleging that the Materials: (i) are factually inaccurate, misleading or deceptive; (ii) infringe or misappropriate any copyright, trademark, trade secret or other intellectual property right of any third party; or (iii) are libelous, defamatory, obscene or pornographic or violates other civil or criminal laws, including those regulating the use and distribution of content on the Internet and protection of personal privacy; provided that Annuncio promptly notifies Customer in writing of any such claim and promptly tenders full control of the defense and settlement of any such claim to Customer at Customer's expense and with Customer's choice of counsel. Annuncio shall cooperate with Customer, at Customer's expense, in defending or settling such claims. Notwithstanding the provisions of section 8.1 above, Customer assumes no liability for infringement claims arising out of or by Annuncio's modification of the Materials, unless such modification was approved or consented to by Customer.

8.2  Intellectual Property Indemnification. Annuncio shall, at Annuncio's option
     -------------------------------------
and expense, indemnify and hold harmless Customer, from all cost (including reasonable attorneys' fees), damage, loss or expense arising out of or relating to any claim, suit or proceeding brought by a third party against Customer or its parent company, subsidiaries, directors, officers and employees on the issue of infringement by the Software of any U.S. trademark, copyright or trade secret. For any claim made pursuant to this provisions:

(a) Annuncio shall have sole control of any such action or settlement negotiations, and Annuncio agrees to pay any final judgment entered against Customer or settlement entered into on such issue in any such suit or proceeding defended by Annuncio; provided Customer promptly notifies Annuncio in writing of such claim; and Annuncio has sole control of the defense of any such claim.

(b) If the Software, or any part thereof, is, or in the opinion of Annuncio may become, the subject of any claim, suit or proceeding for infringement of any such copyright if it is adjudicatively determined that the Software, or any part thereof, infringes any such copyright or if the use of the Software, or any part thereof, is, as a result, enjoined, then Annuncio shall, at its option and expense, provide one of the following remedies: (i) procure for Customer and its customers, at no cost to Customer, the right under such copyright to continue to use, the Software or such part thereof; or (ii) replace the Software, or part thereof, with other suitable software; or (iii) suitably modify the Software, or part thereof; or (iv) if the use of the Software, or part thereof, is prevented by injunction, remove the Software, or part thereof, and refund the payments paid therefore by Customer for the then-current month, without prejudice to its continuing indemnification obligations.

     (c) Notwithstanding the provisions of Section 8.2 above, Annuncio assumes no liability for infringement claims arising out of the Materials or by Client's modification of the Software without Annuncio's authorization, or the use or combination of the Software with materials, equipment or machinery not provided by Annuncio.

     (d) THE FOREGOING PROVISIONS OF THIS SECTION 8.2 STATE THE ENTIRE LIABILITY AND OBLIGATION OF ANNUNCIO AND THE EXCLUSIVE REMEDY OF CUSTOMER WITH RESPECT TO ANY ACTUAL OR ALLEGED INFRINGEMENT OF COPYRIGHTS, OR OTHER INTELLECTUAL PROPERTY RIGHTS BY THE SOFTWARE OR ANY PART THEREOF.

8.3  Indemnification. Annuncio shall, at its expense, defend and hold Customer,
     ---------------
its parent and subsidiary companies and its directors, officers and employees harmless from any and all damages, liabilities, costs and expenses (including reasonable attorneys' fees) incurred by Customer arising out of or relating to any third party claim, suit or proceeding arising out of Annuncio's violation or any alleged violation of any applicable local, state or federal law or regulation, provided that Customer promptly notifies Annuncio in writing of any such claim and promptly tenders full control of the defense and settlement of any such claim to Annuncio at Annuncio's expense and with Annuncio's choice of counsel. Customer shall cooperate with Annuncio, at Annuncio's expense, in defending or settling such claims.

9.   LIMITATION OF LIABILITY.

IN NO EVENT WILL EITHER PARTY'S LIABILITY ARISING OUT OF OR RELATED TO THIS AGREEMENT EXCEED THE SUM OF FEES PAID BY CUSTOMER FOR THE SERVICES GIVING RISE TO THE LIABILITY DURING THE ONE YEAR PERIOD IMMEDIATELY PRECEDING THE DATE THE CAUSE OF ACTION AROSE. IN NO EVENT SHALL EITHER PARTY, ANNUNCIO'S LICENSORS, OR ITS SUPPLIERS HAVE ANY LIABILITY TO THE OTHER PARTY FOR ANY LOST PROFITS OR COSTS OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, OR FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES HOWEVER CAUSED AND UNDER ANY THEORY OF LIABILITY AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. THE LIMITATIONS SET FORTH IN THIS SECTION 9 SHALL NOT APPLY TO ANY BREACH BY CUSTOMER OF ANY SOFTWARE LICENSE RESTRICTIONS, ANY BREACH BY ANNUNCIO OR CUSTOMER OF CONFIDENTIALITY OBLIGATIONS, OR ANY INDEMNIFICATION BY ANNUNCIO UNDER SECTION 8.2. THE PARTIES AGREE THAT THIS SECTION 9 REPRESENTS A REASONABLE ALLOCATION OF RISK.

ANNUNCIO SOFTWARE, INC.                 PAGE 3                    CONFIDENTIAL

10.   WARRANTY AND DISCLAIMER.

10.1  Mutual Warranties Each party warrants that it has the right and power to
      -----------------
enter into this Agreement and authorized representative has executed this Agreement.

10.2  Annuncio's Limited Software Warranty. Annuncio warrants that the Software:
      ------------------------------------
(a) shall operate in substantial conformity with its documentation; and (shall contain no viruses, trap doors, Trojan Horses or disabling devices as of the Effective Date. Annuncio does not warrant that the Software will meet all of Customer's requirements or that the use of the Software or access to functions of the Software will be uninterrupted or error free. Annuncio's sole and exclusive liability, and Customer's sole and exclusive remedy, for any breach of the warranty in this Section 10.1 is Annuncio's commercially reasonable efforts promptly to repair or replace the Software, [*].

10.3  Annuncio's Services Warranty. Annuncio warrants that it will perform its
      ----------------------------
obligations under the Agreement (including any applicable Schedules) in a professional and workmanlike manner in accordance with recognized industry standards.

10.4  Annuncio's Availability Warranty. The availability of the Annuncio
      --------------------------------
Servers, Software and related Outsourcing Services depends on many factors, including Customer's connection to the Internet, the availability of the Internet and the Internet backbone and equipment that, by its nature, is not fault tolerant. The Outsourcing Services will at least meet industry standards. Annuncio will use all commercially reasonable efforts to: (i) make the Annuncio Servers available 24 hours per day, 7 days per week; (ii) promptly investigate any problems that Customer reports to Annuncio; and (iii) resolve problems or errors promptly.

10.5  Credit for Non-Availability. If the Annuncio Servers, Software and related
      ---------------------------
Services are available less than 90% of the time (excluding scheduled maintenance and backups each day ("Uptime Target"), then Annuncio shall credit Customer for the unavailable time by extending the term of this Agreement one day, without additional charge, for each day in which the Uptime Target is not met. In order to receive a Credit for Non-Availability, Customer must notify Annuncio within seven (7) days from the time Customer becomes eligible to receive the Credit. Failure to comply with this requirement will forfeit Customer's right to receive a Credit for Non-Availability.

10.4  Customer Warranty.

      (a) Code of Conduct. Customer agrees not to use the Annuncio Services or any Annuncio equipment in a manner that is prohibited by any law or regulation or to facilitate the violation of any law or regulation. Customer further agrees not to use the Services in a manner that will disrupt third parties' use or enjoyment of any communications service or outlets. Customer acknowledges that prohibited conduct includes, but is not limited to, use of the Service to invade the privacy of third parties, impersonation of Annuncio personnel or other Annuncio Customers, transmitting via e-mail, USENET or chat service abusive, profane, libelous, slanderous, threatening or otherwise harassing material and posting material in any newsgroup that is off-topic according to the charter or other public statement of the newsgroup. Customer also agrees not to use any of the Services to solicit Annuncio customers to patronize competing services, and not to violate or tamper with the security of any Annuncio computer equipment or program.

      (b) Content On Site. Customer shall be solely responsible for all content available on or through Customer's web site. Customer acknowledges that Annuncio exercises no control whatsoever over the content of the information passing through Customer's site(s) and that it is the sole responsibility of Customer to ensure that the information it and its users transmit and receive complies with all applicable laws and regulations.

      (c) Impermissible E-mail Practices. Customer shall comply at all times with the terms and conditions of Annuncio's Online Conduct Policy, attached to this Agreement as Schedule B. If a complaint is received regarding Customer's violation of the terms in Schedule B, Annuncio will provide Customer with notice of such complaint. Upon receipt of such notice, Customer will either resolve the complaint directly with Annuncio's Internet host vendor (e.g. Exodus) or
-----------------------                     -------------------------
indemnify Annuncio pursuant to section 8.1 of this Agreement.

10.5  Disclaimer. NEITHER PARTY MAKES ANY WARRANTIES, EXPRESS, IMPLIED,
      ----------
STATUTORY, OR OTHERWISE EXCEPT THOSE SPECIFICALLY SET FORTH IN THIS SECTION. EACH PARTY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND THE STATUTORY WARRANTY AGAINST INFRINGEMENT.

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

11.   TERMINATION OF AGREEMENT

11.1  This Agreement may be terminated as follows:
      -------------------------------------------

      (a) If Customer fails to make any payment due hereunder within 30 days after receiving written notice from Annuncio that such payment is delinquent, Annuncio may terminate this Agreement on written notice to Customer at any time following the end of such 30 day period;

     (a) If either party materially breaches any term or condition of this Agreement and fails to cure such breach within 30 days after receiving written notice of the breach, the nonbreaching party may terminate this Agreement on written notice at any time following the end of such 30 day period; or

     (b) Either party may terminate this Agreement immediately upon notice if the other party hereto becomes insolvent (i.e. becomes unable to pay its debts in the ordinary course of business as they come due) or makes an assignment for the benefit of creditors.

11.2  Treatment of User Data Upon Termination. Upon expiration or termination of
      ---------------------------------------
this Agreement, or upon request by Customer, Annuncio shall immediately (i) cease using and destroy all copies of the User Data in its control or possession; and (ii) require and verify that all copies of the user list in the control of possession of all facilitator's shall be destroyed.

12.   [*]

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

13.   USER DATA LICENSE.

Customer grants to Annuncio for the sole purpose of facilitating the services under this Agreement, a limited license for the duration of this Agreement, to use the User Data to facilitate the use of the Software hereunder. This license in no way grants Annuncio the right to alter, modify, combine, reproduce, sell, rent, or assign the User Data to any third party, except that Annuncio may share such User Data with a third party ("facilitator") to facilitate its services via a strict confidentiality agreement and with the prior written approval of Customer. Use of the User Data must at all times be in accordance with Customer's privacy policy, which is available on Customer's website at: http://pages.ebay.com/help/community/png-priv.html.
-------------------------------------------------

14.   TRADEMARKS

14.1  License of Customer's Trademarks. Subject to the terms and conditions of
                            ----------
this Agreement, Customer hereby grants to Annuncio a limited, non-exclusive, non-transferable license to publicly display and reproduce the eBay advertising materials provided to Annuncio by Customer (the "Customer Materials"), and the eBay trademarks, servicemarks and logos set forth therein, or as may otherwise be specified in writing by Customer (collectively the "Customer Marks"), solely to promote the Customer site in accordance with this contract.

14.2  License of Annuncio's Trademarks. Subject to the terms and conditions of
      ---------------------
this Agreement, Annuncio hereby grants to Customer a limited, non-exclusive, non-transferable license to publicly display and reproduce the Annuncio advertising materials provided to Customer by Annuncio (the "Annuncio Materials") (together with the Customer Materials, the "Materials") and the Annuncio trademarks, servicemarks and logos set forth therein, or as may otherwise be specified in writing by Annuncio (collectively, the "Annuncio Marks") (together with the Customer Marks, the "Marks"), solely for the purposes set forth in this Agreement.

14.3  Approval. Prior to the display by either party of the other party's Marks,
      --------
each party shall obtain the other party's approval of all uses of the other party's Materials and Marks, and resulting ads and links displayed by such party under this Agreement, unless such display was requested or approved by the other party in advance. Each party hereby admits and recognizes the other party's exclusive ownership of the other party's Marks and the renown of such Marks worldwide. Each party agrees not to take any action inconsistent with the other party's ownership of its Marks and agrees that any benefits accruing from use of such Marks shall automatically vest in the other party.

14.4  Limitations. Neither party may modify for public display any of the other
      -----------
party's Materials, logos or marks, except upon receiving the other party's prior written approval. Neither party may sublicense, resell, assign or transfer any of its rights hereunder, without the prior written approval of the other party, such approval to not be unreasonably withheld. All rights not expressly granted hereunder are reserved to the applicable party.

15.   SOURCE CODE AGREEMENT.

When and if Annuncio enters into an agreement to place its source code into an escrow account, Annuncio shall provide Customer with the option to become a subscriber to such source code escrow account.

16.   GENERAL.

16.1  Survival. In addition to any payment obligations incurred prior to the
      --------
expiration or termination of this Agreement, the following sections shall survive the termination or expiration of this Agreement for any reason: 3.2, 3.3, 6, 8, 10.2, 11, 12 and 13.

16.2  Assignment. Customer may not assign any of its rights or delegate any of
      ----------
its obligations under this Agreement, whether by operation of law or otherwise, unless it has first obtained written approval from Annuncio, and the assignee or delegatee agrees, also in writing, to be bound by all of the terms and conditions of this Agreement. Subject to the foregoing, this Agreement will bind and inure to the benefit of the parties, their respective successors and permitted assigns.

16.3  Waiver and Amendment. No modification, amendment or waiver of any
      --------------------
provision of this Agreement shall be effective unless in writing and signed by the party to be charged. No failure or delay by either party in exercising any right, power, or remedy under this

ANNUNCIO SOFTWARE, INC.                 PAGE 5                 CONFIDENTIAL

Agreement, except as specifically provided herein, shall operate as a waiver of any such right, power or remedy.

16.4  Choice of Law; Jurisdiction, Venue. This Agreement shall be governed by
      ----------------------------------
the laws of the United States and the State of California, USA., excluding conflict of laws provisions and excluding the 1980 United Nations Convention on Contracts for the International Sale of Goods. Customer agrees to comply with all U.S. and foreign export control laws or regulations. The parties hereto agree to the exclusive and personal jurisdiction of the state and federal courts located in the Central District of California.

16.5  Notices. All notices, demands or consents required or permitted under this
      -------
Agreement shall be in writing and delivered to the addresses set forth on the Cover Sheet. Notice shall be considered delivered and effective on the earlier of actual receipt or when: (a) personally delivered; (b) the day following transmission if sent by telex, telegram or facsimile when followed by written confirmation by registered overnight carrier or certified United States mail; or
(c) 1 day after posting when sent by registered private overnight carrier (e.g., Airborne, DHL, Federal Express, UPS etc.); or (d) 5 days after posting when sent by certified United States mail. Notice shall be sent to the parties at the addresses set forth on the first page of this Agreement or at such other address as shall be specified by either party to the other in writing.

16.6  Independent Contractors. The parties are independent contractors. Neither
      -----------------------
party shall be deemed to be an employee, agent, partner or legal representative of the other for any purpose and neither shall have any right, power or authority to create any obligation or responsibility on behalf of the other.

16.7  Severability. If any provision of this Agreement is held by a court of
      ------------
competent jurisdiction to be contrary to law, such provision shall be changed and interpreted so as to best accomplish the objectives of the original provision to the fullest extent allowed by law and the remaining provisions of this Agreement shall remain in full force and effect.

16.8  Force Majeure. Except for Customer's obligations to pay money, neither
      -------------
party shall be deemed to be in breach of this Agreement for any failure or delay in performance caused by reasons beyond its reasonable control, including but not limited to acts of God, earthquakes, strikes or shortages of materials.

16.9  Headings and References. The headings and captions used in this Agreement
      -----------------------
are used for convenience only and are not to be considered in construing or interpreting this Agreement.

16.10 Complete Understanding. This Agreement, including all Schedules,
      ----------------------
constitutes the final, complete and exclusive agreement between the parties with respect to the subject matter hereof, and supersedes any prior or contemporaneous agreement.

16.11 Counterparts. This Agreement may be signed in two or more counterparts,
      ------------
each of which shall be deemed an original and together which shall constitute one instrument.

ACCEPTED AND AGREED:
-------------------

ANNUNCIO SOFTWARE, INC. ("ANNUNCIO")         EBAY INC. ("CUSTOMER")

By: /s/ Didier Moretti                       By: /s/ James R. Davis

Print Name: DIDIER MORETTI                   Print Name: JAMES R. DAVIS
            --------------                               --------------

Title: PRESIDENT & CEO                       Title: VP Marketing
       ---------------                              ------------

Date: 12/22/99                               Date: 12/22/99
      --------                                     --------

                                 SCHEDULE A-1
                                    TO THE
                        SOFTWARE OUTSOURCING AGREEMENT

This Schedule ("Schedule") is made as of the 30th day of November, 1999, ("Schedule Effective Date") by and between Annuncio Software, Inc. ("Annuncio") and eBay, Inc. ("Customer"). This Schedule incorporates by reference the November 30, 1999 Software Outsourcing Agreement ("Agreement"). In the event of a conflict in terms between this Schedule and the Agreement, the terms of this Schedule shall prevail. All capitalized terms not otherwise defined herein shall have the same meaning as in the Agreement.

Annuncio shall provide Customer with advice and consultation services ("Services") as defined below.

DESCRIPTION AND SCOPE OF ANNUNCIO'S SERVICES:
---------------------------------------------

          HOSTING AND TECHNICAL SERVICES:


Annuncio Software will provide the following:
* Systems maintenance and management for a hosted version of Annuncio Live, as well as hosting of the required hardware and third party software required to deliver a complete system appropriately scaled for Customer's defined marketing transaction volumes.
*    Hosting and backups of the Annuncio Live database.
* High-speed Internet access for outbound emails and inbound web responses for Customers marketing campaigns.
* Access over the Internet to the hosted system from the Annuncio Live client installed at Customer's site for campaign development and reporting.
* Ongoing technical management of the hosted system, including management of up to 15 email mailboxes for use in marketing campaigns, and configuration of the hosted system for campaigns to use up to 5 web and/or email domains.
*    System security.
* From time to time, Annuncio will be required to perform some system maintenance that will result in system downtime. Annuncio will endeavor to coordinate this maintenance with Customer and provide adequate notice of anticipated downtime.

          DATA SERVICES:

          Standard Services
          -----------------

* Definition and setup of customer profile fields in the Annuncio Live database. Customer will assist in the definition and design of the profile fields to meet Customer requirements.
*    Ongoing management of customer profile fields.
* Maintenance of 90 days of transaction data from marketing campaigns. Transaction data over 90 days old will be archived. Profile data will be maintained on an ongoing basis.

          Custom Batch Data Uploads and Download
          --------------------------------------

* Annuncio will provide the number of batch uploads and/or downloads of data to/from the Annuncio Live database specified in the Pricing section.
* Data uploads and/or downloads will be in a flat file format specified by Annuncio.
* Data uploads and/or downloads will be automated on a scheduled basis using an FTP site for exchange between Customer and the hosted system.
* Customer will assist with the testing of uploads/downloads between Customer and the hosted system.

* The data provided by Customer will be "clean" and will not require manipulation or "scrubbing" by Annuncio. Any additional manipulation by Annuncio will be charged at then current consulting rates.
* If there are any errors in the data upload due to Customer providing data in the wrong format, Customer will be responsible for Annuncio consulting services required to restore the data and any resulting downtime.
* Extracts from the Annuncio Live database will be made from the Profile tables. Data from multiple choice fields will be stored in separate flat files. Additional consulting regarding the integration of data into Peachtree Software Inc.'s systems and databases will be charged at then current consulting rates.

          Standard Bounce/Unsubscribe Downloads
          -------------------------------------

* Annuncio will provide scheduled downloads of bounce/unsubscribe lists from the Annuncio system.
*    Downloads will be in a standard format defined by Annuncio.
* Data downloads will be automated on a scheduled basis using an FTP site for exchange between Customer and the hosted system.

          Additional Campaign Services
          ----------------------------

*    Consulting services provided previously to build Offers Engine.

PRICING:
-------

          Level of Use:
          -------------


The pricing herein is based on a two (2) year term, as set forth in the Agreement, and is for the following levels of use:

MAXIMUM NUMBER OF MARKETING TRANSACTIONS (defined as emails and web [*] pages served by the Software per Month;

MAXIMUM NUMBER OF CUSTOMERS
                  ---------
     MONTHS [*]                                                      [*]
     MONTHS [*]                                                      [*]

Additional transactions or customers will result in additional fees being due at Annuncio's then standard rate.

          Monthly Fees:
          -------------


Hosting and Software License Fees                                    COST
Months [*]                                                           [*]

Months [*]                                                           [*]
-------------

OUTSOURCING SERVICES PRICING: CAMPAIGN SERVICES                      COST
     Months [*]                                                      [*]
     Months [*]                                                      [*]
     TOTAL FEES:           MONTHS [*]                                [*]
                           MONTH  [*]                                [*]
                           MONTHS [*]                                [*]

CONSULTING:

CONSULTING FULL-TIME EMPLOYEES ("FTE") PROVIDED PER MONTH        FTE
Account Management                                               [*]
Project Management                                               [*]

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Producer                                          [*]
Data Loads/DB Mgmt                                [*]

An FTE is equal to one employee working 40 hours per week. Any additional consulting time will be at Annuncio's then-current standard consulting rates. Monthly consulting hours will expire if not used within that month.


PAYMENT:
Payment for the first and second month of the Agreement, [*], is due on the Schedule Effective Date. Thereafter, payment for a given month will be due 30 days upon receipt of invoice from Annuncio, Except as expressly provided, all fees detailed herein are non-cancelable and non-refundable.

[*]

ANNUNCIO CONTACTS:
Name:                              Name:
Address:                           Address:
Phone                              Phone:
Fax:                               Fax:
E-mail:                            E-mail:


ANNUNCIO Work Order #:             CUSTOMER P.O. # [if known]:



Customer Contracts:

            PROJECT CONTACT                       BILLING CONTACT
Name: Kellie Markey                               Customer Name: Accounts Payable
      -------------                                              ----------------
      E-mail:kmarkey@ebay.com                          Contact Name: David Anthony
             ----------------                                        -------------
Address: 2125 Hamilton Ave.                       Address: 2125 Hamilton Ave
         ------------------                                -----------------
City/State/Zip: San Jose, California, 95125       City/State/Zip: San Jose, California, 95125
                ---------------------------                       ---------------------------
Phone: 408-558-6477                               Phone: 408-558-6163
       ------------                                      ------------
Fax: 408-558-6401                                 Fax: 408-558-6401
     ------------                                      ------------


The Parties hereby agree to all of the above terms and have executed this Agreement by a duly authorized officer or officer representative.

ACCEPTED BY: EBAY, INC.          ACCEPTED BY: ANNUNCIO SOFTWARE, INC.

/s/ James R. Davis               /s/ Didier Moretti

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Authorized Signature               Authorized Signature
James R. Davis, V.P. Marketing     Didier Moretti, President and CEO
------------------------------     ---------------------------------
Printed Name and Title             Printed Name and Title

                                  SCHEDULE B

                            ONLINE CONDUCT POLICIES

     Customer using Annuncio Live Campaign Services may not send unsolicited commercial emails ("spam"). Each prospective email recipient included in an Annuncio Live Campaign Services mailing must have provided its permission ("opted in") to receive the specified communication.

CONSEQUENCES OF MISCONDUCT

In the event a complaint is received at Abuse@annuncio.com or Abuse@Exodus.net,
                                        ------------------    ----------------
Annuncio will document the relevant information from the complaint. A copy of the complaint(s) is attached to a letter describing Annuncio's policies with the address or URL of the original sender highlighted and this is sent to our customer via email to the contact email address provided or another designated
                                  -----  -------
address. The customer is not expected to respond to this email, but should be aware that if more complaints are received, Annuncio will escalate the process and send the second of the series of three letters.

After receipt of a complaint with the original spam/email dated more recent than that of the spam/email sent with complaint one, relevant information is again recorded and a copy of the complaint(s) is attached to the second in the series of letters and sent to the customer. This letter will require a response by the customer as to the status of resolution to the complaint.

If any complaint arrives at Abuse@annuncio.com or Abuse@Exodus.net with a
                            ------------------    ----------------
spam/email dated more recent than that of the spam sent with the second letter, relevant information is again recorded and a copy of the complaint(s) is
------------------------------------------------------------------------
attached to the third in the series of letters and sent to the customer. The
-----------------------------------------------------------------------
third and last letter will be sent to the customer along with a copy of the current complaint(s). This letter will require a response by the customer and inform them of the time they have to resolve this issue before Annuncio evaluates whether to discontinues service to that customer.
--------------------

Customer shall indemnify Annuncio for all fines assessed by Annuncio's Internet
-------------------------------------------------------------------------------
host vendor for a violation of the vendor's Internet use guidelines, where the
------------------------------------------------------------------------------
fines are directly attributable to and caused by Customer, in accordance with
-----------------------------------------------------------------------------
Section 8.1 of the Agreement.
-----------------------------

OTHER MISCONDUCT:

Annuncio Live campaign services may not be used for any of the following activities:

* Infringe or misappropriate the intellectual property rights of others. This includes posting copyrighted materials without appropriate permission, using trademarks of other without appropriate permission or attribution, and posting or distributing trade secret information of others in violation of a duty of confidentiality.

* Violate the personal privacy rights of others. This includes collecting and distributing information about Internet users without their permission, except as permitted by applicable law.

* Send, post or host harassing, abusive, libelous or obscene materials or take any similar actions.

* Intentionally omit, delete, forge or misrepresent transmission information, including headers, return addressing information and IP addresses or take any other actions intended to cloak Customer's or its users' identity or contact information.

*    Use the online facilities for any illegal purposes.

* Assist or permit any persons in engaging in any of the activities described above.

     If Customer becomes aware of any such activities, Customer will use best efforts to stop such activities immediately. If Annuncio notifies Customer of such conduct, Customer is required to provide written proof that such activities have been remedied within 2 business days or Annuncio will discontinue its Services until such time as the activities have been resolved. Annuncio reserves the right to terminate services permanently if such activities reoccur or are deemed exceptional in nature.


ANNUNCIO SOFTWARE, INC.  1